As Filed with the Securities and Exchange Commission on September 15, 2021

1933 Act No. 333-233772

1940 Act No. 811-23475

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________________________________________________________________

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 6

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 8

(Check appropriate box or boxes)

_____________________________________________________________________________________________________

AltShares Trust

(Exact Name of Registrant as Specified in Charter)

41 Madison Avenue, 42nd Floor
New York, New York 10010

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (855) 955-1607

_____________________________________________________________________________________________________

Name and Address of Agent for Service John S. Orrico 41 Madison Avenue New York, NY 10010	With copies to: Fatima S. Sulaiman, Esq. Stacy L. Fuller, Esq. K&L Gates LLP 1601 K Street Washington, DC 20006

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective:

☑ Immediately upon filing pursuant to paragraph (b)                              ☐ on _________ pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)                                  ☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)                                  ☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☑        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AltShares Trust

September 15, 2021 | PROSPECTUS

AltShares Event-Driven ETF (EVNT)

This Prospectus provides important information about AltShares Event-Driven ETF (the "Fund"), a series of AltShares Trust ("Trust"), that you should know before investing in the Fund. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund ("Shares") will be listed and traded on The NYSE Arca, Inc. ("Exchange"). Shares are not individually redeemable. The Trust is a registered investment company under the Investment Company Act of 1940, as amended ("1940 Act").

TABLE OF CONTENTS

2	Fund Summary
10	Additional Information About The Fund
18	Fund Management
18	Other Service Providers
18	Buying And Selling Shares
20	Active Investors And Market Timing
20	Distribution And Service Plan
20	Net Asset Value
20	Fund Website And Disclosure Of Portfolio Holdings
21	Investments By Other Investment Companies
21	Dividends, Other Distributions And Taxes
23	Householding Policy
23	Additional Information
24	Financial Highlights

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund's Statement of Additional Information ("SAI") dated September 15, 2021, (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

ALTSHARES EVENT-DRIVEN ETF

FUND SUMMARY

Investment Objective

AltShares Event-Driven ETF (the "Fund") seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	1.25%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses – Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings (2)	0.00%
Acquired Fund Fees and Expenses(3)	0.05%
Total Annual Fund Operating Expenses	1.30%

(1)  Pursuant to a Rule 12b-1 Distribution and Service Plan (the "Plan"), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(2)  Based on estimated amounts for the current fiscal year.

(3)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:
One Year	Three Years	Five Years	10 Years
$132	$412	$713	$1,568

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have a portfolio turnover rate to provide. The portfolio turnover rate of the predecessor mutual fund (as described below) for the fiscal year ended May 31, 2021 was 329%.

Principal Investment Strategies

To pursue its investment objective, the Fund employs a "long/short" event-driven strategy, which seeks to profit by investing, long and/or short, in the equity and debt securities of companies whose prices Water Island Capital, LLC (the "Adviser") believes are or will be impacted by a publicly announced or anticipated corporate event. The strategy may invest both long and short across industries/sectors, market capitalizations, and credit qualities, and it will invest internationally, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

Corporate events may take the form of "hard" catalysts or "soft" catalysts.

?  Hard Catalysts. Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions ("M&A") whereby a legally binding merger agreement is in place, but hard catalysts may also take other forms including, but not limited to, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept), initial public offerings ("IPOs") of special purpose acquisition companies ("SPACs"), yield-to-call opportunities (whereby a company or other entity's

2 PROSPECTUS | SEPTEMBER 15 • 2021

callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity), and spin-offs (pre-completion). Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward.

?  Soft Catalysts. Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A (whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive), asset sales, spin-offs (post-completion) (whereby a company has announced its intent to separate its business into two or more separately traded independent entities, which may be able to unlock more shareholder value on a standalone rather than combined basis), private investments in public equity (PIPEs) of SPACs, de-SPAC processes, turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

The Fund will invest in both hard and soft catalysts without bias as to a company's capital structure, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity. The Adviser will focus on two core approaches to event-driven investing – merger arbitrage and special situations – though may also engage in other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund's principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund's ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

In addition, the Fund will hold a higher percentage of its assets in long positions (i.e., the Fund will be "net long"). The Fund's net long exposure may exceed 100% of the Fund's net assets.

The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund's assets. Investments in derivative instruments may have the economic effect of creating financial leverage in the Fund's portfolio because such investments may give rise to exposures that exceed the Fund's total assets and may result in losses that exceed the amount the Fund invested. Financial leverage will magnify, sometimes significantly, the Fund's exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund's portfolio. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds."

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry. The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund's investors to lose money. The principal risks of investing in the Fund are as follows:

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Merger Arbitrage Risk: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Special Situations Risk: The Fund may seek to benefit from "special situations," such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

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ALTSHARES EVENT-DRIVEN ETF

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than net asset value ("NAV") when purchasing Shares or receive less than NAV when selling Shares.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants ("APs") in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

Short Sale Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund's performance. When the Fund sells a security short, it must maintain a segregated amount of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise. Short positions may introduce additional risk to the Fund because a short position loses value as a security's price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

Market Risk: The value of the Fund's investments, and the NAV of the Fund, will fluctuate over time. Investors could lose money due to this price fluctuation. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund's investments, and investors could lose money due to this price fluctuation. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of the COVID-19 pandemic, or of other public health crises, epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to other strategies. The COVID-19 pandemic, other public health crises, and local, regional, or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's NAV.

Sector Risk: The securities of companies in the same or related businesses ("sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund's portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or if the Fund's portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary

4 PROSPECTUS | SEPTEMBER 15 • 2021

market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Large Shareholder Transaction Risk: A significant percentage of the Fund's shares may be owned or controlled by certain large shareholders. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund's NAV and liquidity. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. Similarly, large share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Hedging Transaction Risk: The success of the Fund's hedging strategies will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the- counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund's performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

LIBOR Rate Risk: Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, utilize the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. Plans are underway to phase out the use

5

ALTSHARES EVENT-DRIVEN ETF

of LIBOR by the end of 2021. Several working groups and regulatory authorities have suggested replacements for LIBOR, such as the Secured Overnight Financing Rate ("SOFR"). Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund's ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when- issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. While financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 or to meet redemption requests.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and

6 PROSPECTUS | SEPTEMBER 15 • 2021

may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

New Fund Risk: The Fund recently launched. Until the Fund grows larger, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation, and/or a stop to trading.

Performance

The following information provides some indication of the risks and variability of investing in the Fund by showing how the performance of the predecessor mutual fund, the Water Island Long-Short Fund, has varied over time. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

The Fund acquired the assets and liabilities of the predecessor mutual fund on September 17, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of the predecessor mutual fund. The information shown below is for the predecessor mutual fund. The Fund's net operating expense ratio is lower than the net operating expense ratio of the predecessor mutual fund. Returns in the bar chart and average annual total returns table for the predecessor fund have not been adjusted.

Bar Chart

The bar chart depicts the performance of the Class I shares of the predecessor mutual fund for the periods indicated and shows how the predecessor mutual fund's average annual returns compare with those of the ICE BofA U.S. 3-Month Treasury Bill Index and the Standard & Poor's 500® Index. The performance table reflects the performance of the predecessor mutual fund's Class I shares before and after taxes. Performance for periods prior to May 12, 2019 does not reflect the current investment strategy. How the predecessor mutual fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance of the predecessor mutual fund reflects fee waivers in effect. If fee waivers were not in place, the performance depicted would be reduced. Updated performance information can be obtained by visiting www.altsharesetfs.com/evnt. High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable.

During the period shown in the bar chart, the best performance for the Class I shares of the predecessor mutual fund for a quarter was 23.87% (for the quarter ended December 31, 2020). The worst performance was (6.05%) (for the quarter ended September 30, 2015). The year-to-date return of the Class I shares, through June 30, 2021 is 2.10%.

While the Fund's shares would have substantially similar annual returns to the Class I shares of the predecessor mutual fund, their performance may differ from that shown because the Fund has lower expenses than such Class I shares.

Average Annual Total Returns for Periods Ended December 31, 2020

The table below shows the average annual total returns for Class I shares of the predecessor mutual fund, the Water Island Long-Short Fund, compared with those of the ICE BofA U.S. 3-Month Treasury Bill Index and the Standard & Poor's 500® Index. The table also presents the impact of taxes on the returns of the Fund's Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire

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ALTSHARES EVENT-DRIVEN ETF

period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns as of 12/31/2020

WATER ISLAND LONG/SHORT FUND	One year	Five Years	Since Inception*
Class I Return Before Taxes	43.45%	10.10%	6.96%
Class I Return After Taxes on Distributions(1)	38.32%	9.02%	6.02%
Class I Return After Taxes on Distributions and Sale of Fund Shares(1)	26.05%	7.55%	5.08%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.67%	1.20%	1.01%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	12.59%

*  Inception: December 31, 2014.

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Investment Adviser

Water Island Capital, LLC serves as the investment adviser of the Fund ("Adviser").

Portfolio Managers

Portfolio Manager	Portfolio Manager Since
Eric Becker	Inception in September 2021
John Orrico, CFA, CIO, and President and Trustee of The Arbitrage Funds	Inception in September 2021

Eric Becker was a portfolio manager of the predecessor mutual fund beginning in April 2021. John Orrico was a portfolio manager of the predecessor mutual fund beginning in February 2021.

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund's distributions are expected to be taxable as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Additional Information About the Fund's Investment Strategies

To achieve its investment objective, the Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. The Fund may invest long or short in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and swaps, and in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, "SPACs"). Furthermore, the Fund may invest in exchange traded funds ("ETFs").

Merger Arbitrage: Merger arbitrage, also known as risk arbitrage, is a highly specialized investment approach designed to profit from the successful completion of definitive, publicly announced corporate reorganizations such as mergers, acquisitions, takeovers, tender offers, and leveraged buyouts. A merger arbitrage investor attempts to capture the spread, or difference, between the price at which a target company in a merger transaction currently trades and the price at which it will be acquired. The parties to an announced merger or acquisition are bound by a contractual agreement – the definitive merger agreement ("DMA") – which outlines the terms of the deal, the hurdles required for completion (such as regulatory approvals and shareholder votes) and expected timelines. These characteristics make announced M&A one of the most definitive types of hard catalysts in the event-driven landscape. While a DMA is a binding agreement, and historically a high percentage of announced M&A transactions successfully close, there is a chance an announced deal may be terminated or withdrawn – for example, due to failure to secure a required condition (e.g., regulatory approval, financing, shareholder vote) or a material adverse change in the target company's or acquiring company's business prospects. A merger arbitrageur underwrites the risk that the merger may not close on time or at all. Due to this slight uncertainty, the target company's stock will typically trade at a discount to the deal value. This discrepancy or inefficiency is the arbitrageur's profit opportunity. The most common merger arbitrage activity, and the approach the Adviser generally uses, involves purchasing equity or credit securities of the target company in a definitive, publicly announced deal at a discount to their expected value upon completion of the transaction. The Adviser may engage in selling securities short when the terms of a proposed transaction call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities may be sold short at a ratio in line with the terms of the deal. In pursuing merger arbitrage strategies in the manner described above, the Adviser aims to reduce or eliminate market risk.

Special Situations: Special situations investing is designed to profit from investing in the equity or debt securities of companies currently undergoing, or expected to undertake, a broad range of hard and soft catalysts outside the realm of definitive, publicly announced M&A. The Adviser uses fundamental research to identify mispricings or inefficiencies in these situations and assess the ability of the catalyst to impact security prices. The Adviser may invest long or short in each catalyst-driven opportunity based on the Adviser's assessment of the merits of the event. The Adviser may also implement event-specific or broader portfolio hedges to mitigate market risk or other exposures, particularly in less definitive opportunities. The Adviser seeks to profit by accurately predicting or anticipating the directional move in the equity, debt, or related securities of the company subject to each event.

Other Strategies: In addition to the strategies described above, the Adviser may utilize other strategies. For example, in a convertible arbitrage trade, the Adviser will typically match a long position in a convertible security with a short position in the underlying common stock. The Adviser seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In capital structure arbitrage, the Adviser may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated.

In constructing the portfolio, the Adviser favors event opportunities with strong strategic rationale and favorable risk/reward profiles. The Adviser considers various position sizing constraints, including each position's risk impact assessment, which is a measure of the potential loss to assets under management if a catalyst were to fail to occur, based on the Adviser's assessment of the event's potential downside. The Adviser will also monitor macro, structural, and idiosyncratic risks across the Fund and seek to mitigate undesired risk exposures through appropriate hedges, which may include short and long positions in equity securities, credit securities, and derivatives such as options, forward contracts, and swap contracts. The Adviser may, but is not required to, seek to reduce currency risk by hedging part or all of the Fund's exposure to various foreign currencies. Through the Adviser's risk management process and hedging techniques, the Adviser seeks to mitigate volatility and preserve capital during times of market stress.

The Adviser continuously monitors and evaluates each investment's risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. The Adviser may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity, or if the Adviser believes there are better risk-adjusted opportunities available.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund's principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of

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ALTSHARES TRUST

its assets in cash or cash equivalents, including money market funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund's ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Fund's investment objective may be changed without shareholder approval.

Additional Information about the Fund's Risks

All investments, including those in ETFs, entail risks that could cause the Fund and the Fund's investors to lose money. The Fund Summary discusses the principal risks applicable to the Fund. The risks identified below are the principal risks and certain non-principal risks of investing in the Fund. Unlike the risks in the Fund Summary, the risks below are presented in alphabetical order and not in order of importance.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Concentration Risk: The Fund may, if a large percentage of mergers, corporate events or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer's operating results and credit ratings.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

In addition, new Rule 18f-4 (the "Derivatives Rule"), adopted by the SEC on October 28, 2020, replaces current asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program;

11

(iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Funds will be required to comply with the Derivatives Rule starting on August 19, 2022.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent the Fund effects creations and redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if the Fund halts trading.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund's Shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund's liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV and increase the Fund's brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Premium-Discount Risk: The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund's holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares' market price and NAV. Such divergence is more likely under stressed market conditions.

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Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund or by funds in which the Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Transaction Risk: The success of the Fund's hedging strategies will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expect to have high portfolio turnover rates (over 100%). This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

LIBOR Rate Risk: Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Before the end of 2021, it is expected that market participants will transition to the use of different alternative reference or

13

benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as SOFR, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance.

The transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. When exercising appraisal rights the Fund may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the NAV of the Fund, will fluctuate. Investors could lose money due to this price fluctuation. The value of the securities in which the Fund invests may be adversely affected by political, regulatory, economic, and social developments that impact specific economic sectors, industries, or segments of the market. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other developments could also have a significant impact on the Fund and its investments.

For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of the COVID-19 pandemic, or of other public health crises, epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. The United States government has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets' dependence on the Federal Reserve's provision of liquidity have grown. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be an increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments' efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Uncertainty regarding such events and the corresponding governmental responses could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to other strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and/or risk profile of the Fund.

Merger Arbitrage Risk: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Non-Diversification Risk: That Fund non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund's performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

New Fund Risk: The Fund recently launched. Until the Fund grows larger, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

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Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Sector Risk: The securities of companies in the same or related businesses ("sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund's portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or the Fund's portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Short Sale Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund's performance. When the Fund sells a security short, it must maintain a segregated amount of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Special Purpose Acquisition Companies Risk: The Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, "SPACs"). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Fund will invest not more than 10% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market and may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Special Situations Risk: The Fund may seek to benefit from "special situations," such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations

15

carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund's ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

When-Issued, Forward Commitments, and Delayed Settlement Risk: Securities issued on a when-issued, forward commitment or delayed delivery basis involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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Glossary of Terms

?  Hard Catalysts.

°  Definitive M&A, whereby a legally binding definitive merger agreement is in place for publicly announced M&A.

°  Dutch tenders, whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept.

°  IPOs of SPACs, whereby a SPAC conducts an initial public offering in order to raise capital for the purpose of making an acquisition.

°  Yield-to-call opportunities, whereby a company or other entity's callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity.

°  Spin-offs (pre-completion), whereby an existing company has announced or is speculated to announce its intent to sell or distribute shares of a piece of its existing business to create a new standalone company.

?  Soft Catalysts. such as speculated M&A, asset sales, spin-offs (post-completion), private investments in public equity (PIPEs) of SPACs, de-SPAC processes, turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

°  Speculated M&A, whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive.

°  Spin-offs (post-completion), whereby a company has completed the sale or distribution of an existing business unit into a new standalone company, and there may be opportunities for either the original entity or the spun-off entity to trade substantially higher or lower.

°  PIPEs of SPACs, whereby a SPAC will issue new shares, which are typically sold below current public market value, in the private market as a method of raising additional capital for the purpose of completing an acquisition.

°  De-SPAC processes, whereby a SPAC has identified a target company to acquire and takes it public by successfully completing the acquisition.

°  Turnaround plans, whereby a poorly performing company has announced or is speculated to announce a plan to financially recover the business.

°  Management changes, whereby an announced or speculated change to a company's upper management is expected to cause its shares to trade higher or lower.

°  Activist campaigns, whereby an investor leverages its rights as a shareholder in a company to drive changes within the company.

°  Transformation M&A (post-completion), whereby the completion of M&A may lead to a newly formed company that is dramatically different from the standalone target and acquirer entities in their prior state, potentially driving the merged entity's share price substantially higher.

°  Corporate levering/de-levering, whereby a company undergoes changes to its debt profile.

°  Credit refinancings, whereby a company reorganizes its financial obligations and/or restructures existing debts.

°  Recapitalizations, whereby a company restructures its debt and equity mixture.

°  Restructurings, whereby a company modifies fundamental aspects of its business, such as its operational or legal structure, among others.

°  Re-rating opportunities, whereby the market has changed or is expected to change its view of a company sufficiently to drive valuation ratios substantially higher or lower.

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FUND MANAGEMENT

Water Island Capital, LLC acts as the Fund's investment adviser. The Adviser is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010. The Adviser was formed in 2000 and as of August 31, 2021, had approximately $2.5 billion in assets under management.

The Adviser is responsible for overseeing the management and business affairs of the Fund and has discretion to purchase and sell securities in accordance with the Fund's objectives, policies, and restrictions subject to the authority of and supervision by the Board. The Adviser continuously reviews, supervises, and administers the Fund's investment programs. The Adviser has entered into an investment advisory agreement ("Advisory Agreement") with respect to the Fund. Pursuant to that Advisory Agreement, the Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Event-Driven ETF	1.25%

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement with respect to the Fund will be available in the Trust's first semi-annual report to shareholders for the period ended November 30, 2021.

The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding Shares on 60 days' written notice to the Adviser, and by the Adviser upon 60 days' written notice to the Fund. The Advisory Agreement automatically terminates if it is assigned.

PORTFOLIO MANAGERS

Eric Becker joined the Adviser in 2010 and serves as Portfolio Manager of the Fund. Prior to becoming a portfolio manager in 2020, Mr. Becker served as a Senior Investment Analyst of the Adviser. Prior to joining the firm, Mr. Becker worked for the Electronic Trading and Product Development divisions of Bloomberg Tradebook. Mr. Becker received an Executive MBA from Cornell University and a BS in Business Administration from Bucknell University.

John Orrico, CFA, organized the Adviser in January 2000. Mr. Orrico serves as Portfolio Manager of the Fund, and Chief Investment Officer of the Adviser. Mr. Orrico also serves as President and Chairman of the Board of Trustees of the Trust and of The Arbitrage Funds, an open-end management investment company which is advised by the Adviser. Mr. Orrico received a Bachelor's degree in Finance and International Management from Georgetown University. Mr. Orrico achieved the Chartered Financial Analyst designation in 1988.

The Statement of Additional Information for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds they manage.

OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the administrator, transfer agent and custodian to the Fund.

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Fund's distributor.

BUYING AND SELLING SHARES

Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units of typically 10,000 Shares. Creation Units are issued and redeemed for cash and/or in-kind for securities. The Fund must comply with the federal securities laws in accepting in-kind deposits of specified instruments ("Deposit Instruments") and satisfying redemptions with in-kind transfers of specified instruments ("Redemption Instruments"), including that the Deposit Instruments and Redemption Instruments are sold in transactions that would be exempt from registration under the Securities Act. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

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Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units. It is expected that only a limited number of institutional investors, called Authorized Participants, or APs, will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares will trade on the secondary market, which is where most retail investors will buy and sell Shares. When you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.

When the Exchange is open, Shares will be listed and traded on the Exchange under the following symbols:

Fund	Ticker Symbol
AltShares Event-Driven ETF	EVNT

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry: Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Share Trading Prices: The trading prices of Shares may differ from the Fund's daily NAV and can be affected by market forces of supply and demand for Shares, the prices of the Fund's portfolio securities, economic conditions and other factors.

Continuous Offering: The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund's distributor, breaks them down into constituent Shares and sells Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

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ACTIVE INVESTORS AND MARKET TIMING

The Board of Trustees has evaluated the risks of market timing activities by the Fund's shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains.

With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board of Trustees noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board of Trustees noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board of Trustees also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund may also employ fair valuation pricing, which may minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares. Given this structure, the Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Fund's distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

NET ASSET VALUE

The NAV per share of the Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

The Fund generally values portfolio securities at market value. Swap agreements are valued based on the market value of the underlying reference asset. If market quotations are not available or reliable, the Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate provided by an independent source. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security's primary exchange and the time the Fund calculates its NAV, the Fund will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when the Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.altsharesetfs.com/evnt. Among other things, this website includes this Prospectus and the SAI, and will include the Fund's annual report and semi-annual report (when available), the Fund's daily NAV, and certain market price information about Shares, including a historical comparison of the Shares' market prices to NAV and bid-ask spreads.

In addition, each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through the website. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is also available in the Fund's SAI.

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INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders at least annually. The Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as "income dividends." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund's shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in shares. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), and U.S. Treasury regulations promulgated thereunder as in effect on the date of this Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as "capital assets" (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

As with any investment, you should consider how your investment in shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares.

Federal Income Tax Status of the Fund

The Fund intends to qualify for its first and each subsequent taxable year, to be treated as a "regulated investment company" under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, the Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

Taxes on Distributions

Distributions from the Fund's net investment income (other than "qualified dividend income" ("QDI")), including distributions of the Fund's net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital loss ("net capital gain") are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by the Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund's shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from the Fund will be subject to a 3.8% tax on the lesser of the shareholder's (a) "net investment income" or (b) "modified adjusted gross income" exceeding $200,000 (or $250,000 if married and filing jointly) ("Investment Income Tax").

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

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The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund's total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

If you are a resident or a citizen of the U.S., back-up withholding will apply to your distributions and proceeds of sales of shares if you have not provided a correct social security or other taxpayer identification number and made other required certifications or if otherwise required by the Internal Revenue Service ("IRS").

Taxes on Exchange-Listed Shares Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Gains recognized from the sale or exchange of shares will be subject to the Investment Income Tax. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger's aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted, on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of shares and at what price you purchased or redeemed them.

Investment in Underlying ETFs

The Fund will not be able to offset gains distributed by one underlying ETF in which it invests against losses in another underlying ETF in which the Fund invests. Sales of shares in an underlying ETF, including those resulting from changes in the allocation among underlying ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the investment of the Fund in underlying ETFs could therefore affect the amount, timing, and character of distributions to shareholders.

Additional Information

Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders. An exception from withholding also applies to properly reported "interest-related dividends" and "short-term capital gain dividends."

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local, and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

22 PROSPECTUS | SEPTEMBER 15 • 2021

ALTSHARES TRUST

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

HOUSEHOLDING POLICY

It is the policy of the Fund to mail only one copy of the prospectus, annual report, semi-annual report, and proxy statements to all shareholders who share the same mailing address and share the same last name. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: AltShares Trust, 41 Madison Avenue, 42nd Floor, New York, NY 10010 or calling us at: (855) 955-1607.

Investors who hold their Shares through an intermediary are subject to the intermediary's policies. Contact your financial intermediary for any questions you may have.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund's investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

23

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. The Fund has adopted the performance history of the predecessor mutual fund, the Water Island Long/Short Fund. The financial information shown below is for the predecessor mutual fund for the periods prior to inception of the Fund.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the predecessor mutual fund (assuming reinvestment of all dividends and distributions). The information has been derived from, and should be read in conjunction with, the financial statements of the predecessor mutual fund audited by Ernst & Young LLP, whose report, along with the predecessor mutual fund's financial statements, are included in the predecessor mutual fund's annual report for the fiscal year ended May 31, 2021, which is available upon request.

24 PROSPECTUS | SEPTEMBER 15 • 2021

ALTSHARES TRUST

Water Island Long/Short Fund – Class I Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.45	$9.88	$10.12	$9.99	$9.31
Income (loss) from investment operations
Net investment income (loss)(a)	(0.22)	0.30	0.01	(0.02)	(0.18	)(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	4.32	0.47	(0.05)	0.15	0.86
Total from investment operations	4.10	0.77	(0.04)	0.13	0.68
Less distributions
From net investment income	(0.45)	(0.06)	—	—	—
From net realized gains	(0.83)	(0.14)	(0.20)	—	—
Total distributions	(1.28)	(0.20)	(0.20)	—	—
Net asset value, end of period	$13.27	$10.45	$9.88	$10.12	$9.99
Total return(c)	40.98%	7.84%	(0.29)%	1.30%	7.30%
Net assets, end of period (in 000s)	$3,699	$1,909	$2,344	$2,177	$2,048
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	6.88%	12.53%	11.44%	12.27%	15.60	%(b)
Net expenses after advisory fees waived and expenses reimbursed(d)(e)	2.30%	1.66%	2.18%	2.10%	2.41%
Net investment income (loss)	(1.79)%	2.97%	0.12%	(0.22)%	(1.88	)%(b)
Portfolio turnover rate	329%	577%	528%	520%	449%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Includes a non-recurring refund by the custodian for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Dividend expense totaled 0.09%, 0.21%, 0.74%, 0.66% and 0.84% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively. Interest rebate expense and line of credit interest expense totaled 0.77%, 0.01%, 0.00%, 0.00% and 0.13% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(e)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

25

If you would like more information about the Fund and the Trust, the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund will be included in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund's performance during the preceding fiscal year.

Statement of Additional Information

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual report and semi-annual report (when available) to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual report, and semi-annual report (when available) or other information about the Fund, or to make shareholder inquiries about the Fund, please call (855) 955-1607. You may also write to: AltShares Trust, 41 Madison Avenue, 42nd Street, New York, NY 10010.

Information about the Fund's NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund's website, www.altsharesetfs.com/evnt. As indicated above, the SAI, the annual report, and semi-annual report (when available) are available upon telephonic or written request. They are also available free of charge on the Fund's website, www.altsharesetfs.com/evnt, and on the SEC's Internet site, as discussed below.

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23475

26 PROSPECTUS | SEPTEMBER 15 • 2021

STATEMENT OF ADDITIONAL INFORMATION

AltShares TRUST

AltShares Event-Driven ETF (EVNT)

41 Madison Avenue, 42nd Floor
New York, NY 10010

PHONE: (855) 955-1607

September 15, 2021

Shares will be listed on the NYSE Arca, Inc. (“Exchange”).

This SAI describes the AltShares Event-Driven ETF (the “Fund”), a series of AltShares Trust (“Trust”). The Trust is an open-end registered management investment company under the Investment Company Act.

Water Island Capital, LLC (“Adviser”), serves as the investment adviser to the Fund. Foreside Financial Services, LLC serves as the distributor for the Fund (“Distributor”).

Shares are neither guaranteed nor insured by the U.S. Government.

This SAI, dated September 15, 2021, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated September 15, 2021, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and the Fund’s shareholder reports, when they are available, may be obtained without charge by writing to the Distributor, calling (855) 955-1607, or visiting www.altsharesetfs.com/evnt.

Table of Contents

GLOSSARY	i

TRUST AND FUND OVERVIEW	1

EXCHANGE LISTING AND TRADING	1

DISCLOSURE OF PORTFOLIO HOLDINGS	2

INVESTMENT POLICIES AND RESTRICTIONS	2

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	4

PORTFOLIO TURNOVER	41

MANAGEMENT OF THE FUND	42

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	49

INVESTMENT MANAGEMENT AND OTHER SERVICES	50

PORTFOLIO MANAGERS	52

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	55

THE DISTRIBUTOR	56

ACCOUNTING AND LEGAL SERVICE PROVIDERS	58

ADDITIONAL INFORMATION CONCERNING SHARES	59

TRANSACTIONS IN CREATION UNITS	61

DETERMINATION OF NET ASSET VALUE	69

TAXATION	69

FINANCIAL STATEMENTS	79

APPENDIX A	A-1

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Water Island Capital, LLC.

“Authorized Participant” means a member or participant in a clearing agency registered with the SEC, which has a written agreement with the Fund or Distributor that allows it to place orders for the purchase and redemption of Creation Units.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 10,000 Shares that the Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Foreside Financial Services, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means The NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund” means the series of the Trust discussed in this SAI: AltShares Event-Driven ETF.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund’s Shares.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Fund’s Prospectus, dated September 15, 2021, as may be amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated September 15, 2021, as may be amended and supplemented from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the shares of the Fund.

i

“Transaction Fees” are fees imposed to compensate for costs incurred in connection with transactions for Creation Units. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.

“Trust” means the AltShares Trust, a Delaware statutory trust.

“U.S.” means the United States.

ii

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on June 6, 2019 and an open-end registered management investment company comprised of two series. This SAI discusses one of the series, the AltShares Event-Driven ETF (the “Fund”). The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”). The Fund began operations January 2, 2015 as a traditional open-end mutual fund. It was converted to an exchange-traded fund on September 17, 2021.

The Fund is a non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund. The offering of Shares is registered under the 1933 Act.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units of 10,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in the case of redemptions in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

There can be no assurance that the requirements of the Exchange for maintaining the listing of Shares will continue to be met. The Exchange may, but is not required to, remove Shares from listing if: (i) the Fund is no longer eligible to rely on Rule 6c-11 under the Investment Company Act; (ii) the Fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); (iii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares or (iv) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day, including on the Fund’s website, www.altsharesetfs.com/evnt.

Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statement.

INVESTMENT POLICIES AND RESTRICTIONS

The policies set forth below are fundamental policies of the Fund.  These policies have been adopted by the Fund and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Fund’s prospectus and as defined in the Investment Company Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)	The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted under the Investment Company Act. (The Investment Company Act permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction in accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”). In addition, for purposes of this investment restriction, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities when covered in accordance with applicable requirements.)

(2)	The Fund may not borrow money except that the Fund may borrow:

a.	from banks to purchase or carry securities or other investments,

b.	from banks for temporary or emergency purposes, or

c.	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

(5)	The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund may not purchase or sell commodities, except as permitted by the Investment Company Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(7)	The Fund may not lend any of its assets, except that the Fund may lend up to 1/3 of its portfolio securities.

(8)	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	The Fund may not invest in companies for the purpose of exercising control or management.

With respect to the fundamental policies relating to industry concentration set forth in (4) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Fund invests a significant percentage of its total assets in a single industry it may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policies in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications. With respect to investments in SPACs, the Fund will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Fund’s fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) above.

The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

The Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

Reference is made to the Prospectus for a discussion of the investment objectives and principal investment strategies of the Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment techniques and strategies discussed below may be used by the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

For purposes of this SAI, the word “invest” refers to the Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct and indirect investments in securities and other instruments.

Additional information concerning the Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest are set forth below.

Capital Structure Arbitrage

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Cash Items

The Fund may invest a portion of its assets in cash or cash items. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and investment companies that invest primarily in such instruments.

Cash Management/Temporary Investments

In addition to the ability to utilize the following types of assets during normal market conditions, the Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The Fund may invest temporarily substantially all of its assets in:

●	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

●	commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and

●	obligations of the U.S. Government or its agencies or instrumentalities.

To the extent the Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

Cleared Swaps

Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and the CFTC’s approval of contracts for central clearing. As of the date of this SAI, the CFTC has designated certain types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker or directly with a counterparty. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks Associated with Cleared Swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have adopted regulations imposing certain margin requirements, including minimums, on uncleared swaps. After being phased in with respect to market participants that meet certain requirements, these regulations could change this comparison to cleared swaps.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Convertible Arbitrage

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Credit Default Index Swaps

A credit default index swap (“CDX”) is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below and “CLEARED SWAPS” above for a general discussion on the risks related to swap agreements and CDX, respectively.

Credit Default Swaps

The Fund may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk, and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect the Fund’s ability, among other things, to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

Cyber-Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Debt Securities

The Fund may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.

During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Depositary Receipts

The Fund may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the U.S. and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs, and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

Derivatives

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

Government Regulation of Derivatives. The Dodd-Frank Act and similar legislation in the European Union and elsewhere may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, the Fund may be subject to additional recordkeeping and reporting requirements.

In 2020, the SEC adopted Rule 18f-4 under the Investment Company Act which will regulate the use of derivatives for certain funds registered under the Investment Company Act (‘‘Rule 18f-4’’). Unless the Fund qualifies as a ‘‘limited derivatives user,” Rule 18f-4 requires, among other things, the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. While the full extent and cost of this regulation is unclear, it could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail the Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for the Fund. The Fund might not be able to use derivative instruments and other transactions to the same extent as if the prior regulatory structure had remained in place, and the ability of the Adviser to pursue the Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected. Compliance with these new requirements will be required by August 19, 2022.

Asset Coverage Requirements for Certain Derivative Transactions. The Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the CFTC. The Trust is required to make an annual affirmation of the exclusion within 60 days after the start of each calendar year. Thus, the Trust is not currently subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Distressed Securities

The Fund's investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Equity-Related Investments

Common Stocks

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities, and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Real Estate Investment Trusts (“REITs”)

A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely, or its failure to maintain exemption from registration under the Investment Company Act.

Registered Investment Companies

The Fund may invest in shares of registered investment companies to the extent permitted by the Investment Company Act, other applicable law or SEC exemption. The Fund may invest in other investment companies beyond the statutory limits set forth in Section 12 of the Investment Company Act to the extent permitted by an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC (until such exemptive order is rescinded by the SEC).

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company beyond the statutory limits of Section 12 of the Investment Company Act (statutory limits). These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of the statutory limits. Rule 12d1-4, which became effective on January 19, 2021, will permit the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Compliance with these new requirements will be required by January 19, 2022.

Investment companies include open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Fund may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the Investment Company Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If the Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect the Fund's return potential.

ETFs and closed-end funds are investment companies whose shares are bought and sold on a securities exchange. An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund may invest in index-based ETFs, which hold a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. The Fund may also invest in other actively-managed ETFs. The Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV.

Warrants

The Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Emerging Markets Investments

The Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the U.S. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S. Emerging securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Event-Driven Strategies

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. The Fund may take both long and short positions in a wide range of securities, derivatives, and other instruments in implementing its event-driven strategies.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Financial Institution Obligations

The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Foreign Corporate Debt Obligations

The foreign corporate debt obligations in which the Fud may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Fund also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria and in the debt obligations of supranational agencies without regard to ratings criteria. Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Foreign Currency Transactions and Hedging

The Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, the Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. The Fund may also purchase and sell forward currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures, forwards, and options values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

Foreign Currency Futures Contracts

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized, and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Exchange Spot Transactions

The Fund may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Foreign Investments

Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which the Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which the Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the Investment Company Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell, and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody, and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Taxation.”

Foreign Securities

The Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by ADRs and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the U.S. These differences could negatively impact foreign securities in which the Fund invests.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

In June 2016, the United Kingdom (the “U.K.”) approved a referendum to leave the European Union (“E.U.”) (commonly known as “Brexit”). On January 31, 2020, the U.K. formally withdrew from the E.U. Following a transition period during which the E.U. and the U.K. Government engaged in a series of negotiations regarding the terms of the U.K.'s future relationship with the E.U., the E.U. and U.K. Government signed an agreement on December 30, 2020 regarding the economic relationship between the U.K. and the E.U. This agreement became effective on a provisional basis on January 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the U.K. Given the size and importance of the U.K.’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the E.U. may continue to be a source of instability. Moreover, other countries may seek to withdraw from the E.U. and/or abandon the euro, the common currency of the E.U. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Forward Currency Contracts

The Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although the Fund value its assets each Business Day in terms of U.S. dollars, it does not intend to convert their foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. The Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Fund. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expect to be able to execute the Fund’s strategies within the limitations, performance could be adversely affected.

Geographic Focus

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent the Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

Illiquid Securities

An illiquid security is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined to be liquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Fund has adopted and implemented a liquidity risk management program. This program seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

Initial Public Offering (IPO) Risk

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

Leverage

The Fund may borrow from banks to increase its portfolio holdings of securities. This borrowing is known as leverage. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

LIBOR Rate Risk

Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate, which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England. In July 2017, the FCA, the U.K. financial regulatory body, announced that after 2021 it will cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may become unreliable or cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Merger Arbitrage

The Fund may utilize a merger arbitrage strategy in order to profit from event-driven opportunities. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price. Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders. When the Fund exercises appraisal rights, it may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price. When the Fund exercises appraisal rights, it may also experience limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

Municipal Obligations

The Fund may invest in taxable U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit, and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes. On December 22, 2017, the President signed into law H.R. 1 (the “Tax Cuts and Jobs Act”). The law repeals the rules related to excluding from gross income for federal income tax purposes the interest attributable to tax credit bonds and the interest on a bond issued to advance refund another bond. The repeal is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

Non-Diversification Status

The Fund is non-diversified, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified fund. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Transactions

The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

●	the writer of an option may be assigned an exercise at any time during the option period;

●	disruptions in the markets for underlying instruments could result in losses for options investors;

●	imperfect or no correlation between the option and the securities being hedged;

●	the insolvency of a broker could present risks for the broker’s customers; and

●	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Writing Covered Call Options. The Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options. In addition to covered options, the Fund may sell “uncovered” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered uncovered if the above criteria are not satisfied. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered uncovered if the above criteria are not satisfied. The Fund’s ability to write uncovered call or put options may be limited by margin requirements and other federal securities rules or regulations.

Over-the-Counter Options

The Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Pandemic and Natural Disaster Risk

The novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. In addition to widespread disease, including COVID-19 and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described below. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying regulated investment company income to the Fund unless such amounts were also distributed to the Fund.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from distributions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax election, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Sector Risk

From time to time, based on market or economic conditions or investment opportunities, the Fund may have significant investments in one or more sectors of the market. When the Fund invests a substantial portion of its assets in a particular sector, industry or sub-sector of the economy, the Fund’s investments are not as not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a fund that invests more heavily in one sector or industry of the market may see its performance be especially sensitive to developments that significantly affect that sector or industry. In addition, a sector or industry may also react in the same way to economic, political or regulatory events and the Fund’s performance may be affected if the sector or industry does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending

The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral). The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the Investment Company Act. The amount of such collateral investment may be substantial. The aggregate value of securities loaned by the Fund at a given time will not exceed one-third of the value of the total assets of the Fund. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Fund’s Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

Senior Loans

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Short Sales

The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Special Purpose Acquisition Companies

The Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Fund will invest not more than 10% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Separate Trading Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Swap Agreements

The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

The Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. The Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by the Fund at inception, most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risk

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales. Such uncertainty may cause the Fund to be exposed to unexpected tax liability or loss of pass through tax status.

U.S. Government Securities

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds. These obligations differ only in terms of their interest rates, maturities, and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Valuation Risks

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Fund is required to fair value their investments. The Fund’s Board of Trustees has adopted procedures for determining the fair market value of portfolio securities for which no market value is readily available. The Fund may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price these investments. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, the Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

When-Issued, Forward Commitments and Delayed Securities

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Adviser will instruct the Fund’s custodian to segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Adviser will instruct the Fund’s custodian to set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Zero Coupon U.S. Treasury Securities

Zero coupon U.S. Treasury securities consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

PORTFOLIO TURNOVER

Because the Fund had not yet commenced operations prior to the date of this SAI, it does not have a portfolio turnover rate to provide. The portfolio turnover rate of the predecessor mutual fund for the fiscal years ended May 31, 2020 and May 31, 2021 was 577% and 329%, respectively.

The Fund’s portfolio turnover may vary from year to year, as well as within a year. The Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) will result in increased transaction costs to the Fund, including brokerage commissions and other transaction costs. The performance of the Fund could be negatively impacted by the increased costs.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest because such contracts generally have a remaining maturity of less than one year.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Trust is managed under the direction of the Board in accordance with the Amended and Restated Trust Instrument of the Trust, which has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board.

Pursuant to the Amended and Restated Trust Instrument, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Interested Trustees*
John S. Orrico, CFA 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 60)	Since 2020	President and Chairman of the Board of Trustees	Managing Member and Chief Investment Officer, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5

Independent Trustees***
Francis X. Tracy (Age 62)	Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 — 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 — 2014).	5
Nancy M. Morris (Age 68)	Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 — 2018).	Trustee of Diamond Hill Funds (13 portfolios) (since 2019).	5

Officers Who Are Not Trustees

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
William Keena 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 70)	Since 2020	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2019-present) and Chief Administrative Officer (2010-present), Water Island Capital, LLC.	N/A	N/A
Jonathon Hickey 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 39)	Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016-present), Director of Operations (2011-2016), Water Island Capital, LLC	N/A	N/A
Philip Channen 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 56)	Since 2020	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019-present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017-2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014-2016).	N/A	N/A

*John S. Orrico is an affiliated person of the Adviser, is each an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.

**The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

***Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

John S. Orrico has been a Trustee of the Trust since inception and is Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of the Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Mr. Tracy and Ms. Morris should serve as a Trustee. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interest of the Fund’s shareholders.

●	Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 35 years of business experience and over 25 years of experience within the investment industry. He is currently the Chairman of the Audit Committee. Mr. Tracy also serves as an Independent Trustee and Chairman of the Audit Committee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC.

●	Ms. Morris has over 30 years of experience and leadership in government and the investment management industry. Prior to her service as managing director and chief compliance officer at a registered investment adviser, Ms. Morris served as Secretary of the SEC and Deputy Chief Counsel of the SEC’s Division of Investment Management. Ms. Morris has worked for some of the largest firms in the mutual fund industry and has experience in investment management, investment company compliance, governance, risk, cybersecurity, operations, and vendor management. She is a past chair of the Investment Company Institute’s Chief Compliance Officer Committee. In addition to serving on the Trust’s Board, Ms. Morris also serves as an Independent Trustee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC, and as a trustee on the board of another mutual fund complex.

Board Structure

John S. Orrico is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board (except for any meetings of the Independent Trustees); and serving as a liaison between the other Trustees, Trust officers, management personnel, and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which is in person. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel, and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers, and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Committees

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each committee.

The Audit Committee oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy and Nancy M. Morris. Mr. Tracy is the Chairman of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended May 31, 2021.

The Nominating and Governance Committee is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee are Francis X. Tracy and Nancy M. Morris. Ms. Morris is the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended May 31, 2021.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation of Trustees

The Trustees who are not interested persons of the Trust or the Fund receive an annual retainer of $5,000 with $1,250 paid each quarter. The Interested Trustee and officers of the Trust, other than the Chief Compliance Officer, are not compensated by the Trust. The Fund had not commenced operations as of the date of this SAI and has not paid any compensation to the Independent Trustees. The following table shows compensation paid by the Trust to the Trustees for the fiscal year ended May 31, 2021.

Independent Trustees	Compensation from Fund/ Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Francis X. Tracy	$0	$0	$0	$82,500
Nancy M. Morris	$0	$0	$0	$70,000
Interested Trustee***
John S. Orrico	$0	$0	$0	$0

*	Pursuant to the terms of its investment advisory agreement with respect to the Fund, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Fund (excluding certain items, as provided in the investment advisory agreement), including Independent Trustee compensation.

**	The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

*** Mr. Orrico is an “interested person,” as defined by the Investment Company Act, of the Trust because of his employment and relationship with the Adviser.

Fund Shares Owned by Trustees

As of September 1, 2021, the Trustees did not own any of the outstanding Shares of the Fund as the Fund was not operational prior to that date.

As of September 1, 2021, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The following table shows each Trustee’s beneficial ownership of shares of the predecessor mutual fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2020.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex*
Interested Trustees
John S. Orrico**	Predecessor mutual fund	Over $100,000	Over $100,000
Christina Chew	Predecessor mutual fund	None	Over $100,000
Independent Trustees
John C Alvarado	Predecessor mutual fund	$1 - $10,000	Over $100,000
Robert P. Herrmann	Predecessor mutual fund	None	$50,001 - $100,000
Stephen R. Byers	Predecessor mutual fund	None	Over $100,000
Francis X. Tracy	Predecessor mutual fund	None	Over $100,000
Nancy M. Morris	Predecessor mutual fund	None	$50,001 - $100,000

* The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

** As of September 1, 2021, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned a majority of the outstanding voting shares of the predecessor mutual fund and therefore was deemed to be a control person of the predecessor mutual fund.

Codes of Ethics

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Adviser and the Distributor have each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolio. The Adviser’s proxy policies and procedures are included in Appendix A to this SAI.

Information on how the Fund voted proxies relating to its portfolio securities during the most recent period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A shareholder who owns beneficially more than 25% of the outstanding shares of a fund or who is otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of such fund’s shareholders.

There are no control persons for the Fund because the Fund had not commenced operations as of the date of this SAI. As of September 1, 2021, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owns a majority of the outstanding voting shares of the predecessor mutual fund and is deemed to be a control person of the predecessor mutual fund. Mr. Orrico will therefore be deemed to be a control person of the Fund once it commences operations.

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the predecessor mutual fund as of April 30, 2021.

Name and Address	Class I Shares	% Ownership	Type of Ownership
Water Island Capital LLC Attn: John S. Orrico Trustee 41 Madison Ave Fl 42 New York, NY 10010-2286	32,548.35	11.42%	BENEFICIAL
JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center Floor 3rd Brooklyn, NY 11245-0003	75,357.12	26.44%	BENEFICIAL
Mid Atlantic Trust Company FBO Water Island Capital LLC Retirement 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	168,669.99	59.18%	BENEFICIAL

As of September 1, 2021, the Adviser did not own any of the outstanding Shares of the Fund as the Fund was not operational prior to that date. As of September 1, 2021, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned a majority of the outstanding voting shares of the predecessor mutual fund. Accordingly, upon the commencement of operations of the Fund, it is expected that Mr. Orrico will own a majority of the outstanding shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Water Island Capital, LLC is the investment adviser to the Fund. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (“Advisory Agreement”), the Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below.

Fund	Advisory Fee
AltShares Event-Driven ETF	1.25%

The following table shows the investment advisory fees accrued by the predecessor mutual fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2021
Predecessor mutual fund*	$27,627	$25,052	$34,902

* The figures above reflect amounts paid to the Adviser after the application of fee waivers for the predecessor mutual fund during the indicated periods.

The Adviser manages the investment and the reinvestment of the assets of the Fund in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board. The Adviser is a limited liability corporation organized under the laws of Delaware. The address of the Adviser is 41 Madison Avenue, 42nd Floor, New York, NY 10010. The Adviser was founded in 2000.

The Adviser bears all of its own costs associated with providing these advisory services and all operating expenses of the Fund, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities lending-related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement will remain in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Fund, by a majority of the outstanding Shares, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Trust, and that it shall be automatically terminated if it is assigned.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator (“Administrator”), custodian (“Custodian”), and transfer agent (“Transfer Agent”) for the Fund. State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. Pursuant to the Master Custodian Agreement with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.

No administration expenses were paid by the Adviser for the Fund because it had not commenced operations prior to the date of this SAI.

During the fiscal years ended May 31, 2021, 2020, and 2019, the predecessor mutual fund paid administration fees of $25,215, $25,335, and $27,034, respectively, to the Administrator.

PORTFOLIO MANAGERS

The following table provides information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the Fund. The reporting information is provided as of May 31, 2021:

AltShares Event-Driven ETF
Portfolio Managers	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico, CFA	6 accounts	2 accounts	0 accounts	0 accounts	1 account	0 accounts
	$2.238 billion	$137 million	$0	$0	$8 million	$0
Eric Becker	1 account	0	0 accounts	0 accounts	0 accounts	0 accounts
	$7 million	$0	$0	$0	$0	$0

Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. The Adviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies . The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the Investment Company Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. For instance, the Adviser may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, the Adviser or an affiliate supplies the funding for these accounts. Employees of the Adviser, including the portfolio manager(s), may also invest in certain pilot accounts. The Adviser may also manage certain pooled investment vehicles whereby the Adviser provides principal protection for investors. The Adviser may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Adviser or portfolio manager. As described above, it is the Adviser’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, the Adviser has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trade aggregation and allocation -- neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers. A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Fund and Adviser may also promote the sale of the Fund or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Fund or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions. The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Fund and other accounts, and the examples provided above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

Portfolio Managers’ Ownership in the Fund

No portfolio manager owned any shares of the Fund as of the date of this SAI.

For the predecessor mutual fund’s most recently completed fiscal year ended May 31, 2021, the table below provides beneficial ownership of shares of the portfolio managers (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
John S. Orrico	Predecessor mutual fund	Over $1 million
Eric Becker	Predecessor mutual fund	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions for Creation Units; however, the Adviser may execute brokerage transactions for the Fund and the Fund may incur brokerage commissions, particularly during the early stages of the Fund’s development or in the case of transactions involving realized losses. Also, the Fund may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Adviser may need to execute brokerage transactions for the Fund.

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;
●	the reliability, integrity, and financial condition of the broker or dealer;
●	the size of and difficulty in executing the order; and
●	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research, and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to the Fund and/or other accounts over which the Adviser exercises investment discretion.  Brokerage services are used to facilitate trade execution.  The Fund utilizes a third-party execution management system to facilitate trade execution and uses a separate third-party order management system to facilitate trade settlement and trade allocations. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions.  Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it may not be possible to place a dollar value on the information.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use.  Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Fund and Adviser may also promote the sale of the Fund or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Fund or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2021, 2020, and 2019, the predecessor mutual fund paid aggregate brokerage commissions of $13,867, $10,400, and $11,220, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $16,791,991 and $10,984, respectively.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. Because the Fund has not yet commenced operations, it did not hold any securities of its “regular brokers and dealers” as of its most recent fiscal year end. As of May 31, 2021, the predecessor mutual fund did not hold any securities of its “regular brokers and dealers.”

THE DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by Foreside Financial Services, LLC (“Foreside” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that Foreside, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Foreside is not obligated to sell any specific amount of Fund shares.  Foreside is registered as a broker-dealer under the 1934 Act, and each state’s securities laws and is a member of FINRA.  The address of Foreside is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the Investment Company Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Fund’s Board, or by a vote of a majority of the outstanding voting securities of the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

Distribution Plan

The Trust has adopted a distribution and service plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No fees are currently charged pursuant to the Plan, and there is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments to the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor does not retain 12b-1 fees for profit, but instead keeps any excess (if applicable) in retention for future distribution related expenses. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (a) compensation paid to registered representatives of the Distributor and other persons that have entered into agreements with the Distributor, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, including travel, communications and the provision of sales personnel, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other marketing and sales promotion expenses, (e) distribution and/or shareholder service assistance through financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers, (f) delivering any notices of shareholder meetings and proxy statements accompanying such notices in connection with general and special meetings, and/or (g) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of the Fund.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping, and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another affiliate of the Fund, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Fund may include payments for shareholder servicing, marketing, and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing, and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend Shares over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota, 55402, as independent registered public accounting firm for the Trust. Ernst & Young LLP performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting and tax matters.

Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 6, 2019 and has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series. The Trust currently consists of two series, the Fund and the AltShares Merger Arbitrage ETF.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if ordered by the Trustees or the President, the Trust will call a special meeting of shareholders of the Fund. Shareholders holding two-thirds of Shares outstanding of the Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Amended and Restated Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in the Fund.

The Amended and Restated Trust Instrument disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Amended and Restated Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust inquires of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust provides each such DTC Participant with copies of such notice, statement or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

General

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 10,000 shares. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of an Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and the handbook governing the Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, such orders may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund on the secondary market. The Fund relies on exemptive relief from the affiliated transaction provisions of the Investment Company Act to permit persons, who are affiliated with the Fund solely by virtue of owning more than 5% of the Fund’s (or affiliated fund’s) shares (and their affiliates), to purchase and redeem Fund shares in kind (i.e., in exchange for a basket of securities).

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component (inclusive of any Deposit Cash) constitute the “Fund Deposit.”

The Custodian or the Administrator expects to make available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a list of names and the required number of shares of each Deposit Security and the estimated amount of the Cash Component to be included in the current Fund Deposit. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash.

The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund before the time as of which the Fund’s NAV will be calculated that day. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a creation order, including if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of a Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Fund, the Distributor, and the Adviser make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash, and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) purchased.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Fund, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component (inclusive of Redemption Cash) constitute the “Fund Redemption.”

The identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash.

The delivery of Fund shares will normally be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund generally before the time as of which the Fund’s NAV is calculated that day. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering a Fund Security under such laws.

To the extent contemplated by the Authorized Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Fund Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+2”basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. The Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) redeemed.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Fund, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that the Fund converts any foreign currency-denominated investments into U.S. Dollars.

Custom Baskets

The basket of securities comprising a Fund Deposit and a Fund Redemption may be representative of the Fund’s portfolio holdings; or the Fund may utilize “custom baskets” provided that certain conditions are met. A custom basket is (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings, or (ii) a basket that may be composed of a representative selection of the Fund’s portfolio holdings but differs from the initial basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In connection with the construction and acceptance of custom baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of custom baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”), and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify for its first and each subsequent taxable year, to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Code. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of that value and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of that value is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) and 90% of its net exempt interest income for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and meets certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)(i) above.

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, the Fund were to fail to qualify for taxation as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. The Fund intends for its first and each subsequent taxable year to make distributions, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income (in some cases eligible to be treated as qualified dividend income as described below), whether paid in cash or shares. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that the Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s).

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether depending on whether the individual’s income exceeds certain threshold amounts).

A distribution is treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution thus is taxable to shareholders in their taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals and certain noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by the Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Please consult a tax advisor for a more complete explanation of the federal, state, local, and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

The Fund’s distributions attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) received by an individual shareholder who satisfies similar restrictions are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a “passive foreign investment company.” The Fund will report which portion of its dividends consists of qualified dividend income. In the event that at least 95% of the Fund’s gross income in a taxable year consists of qualified dividend income, then all of the Fund’s dividends with respect to such year will be qualified dividends income for individual shareholders who meet the holding period requirements.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Backup Withholding

Dividends (including Capital Gain Dividends) and redemption proceeds paid to shareholders may be subject to withholding tax (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish its broker with the shareholder’s correct social security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the broker that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the U.S. the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the U.S. for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” the Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the U.S. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

The Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the U.S., and dividends from the Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates. Such a holder, however, is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless the holder is described in clauses (1) or (2) in the preceding paragraph.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the U.S. must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income,” as described below under “Mortgage Pooling Vehicles.” Furthermore, any investment by the Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” — i.e., certain listed options, such as those on a “broad-based” securities index — and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which the Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by the Fund in options, futures, swaps, and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 35% or more. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund’s assets to be invested within various countries is not now known. The Trust intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if the Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to the Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Master Limited Partnerships and Business Development Companies

The Fund may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by the Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which the Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, the Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which the Fund may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements.

The Fund may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by the Fund from such investments will be Qualifying Income.

Equalization Accounting

The Fund distributes its net investment income and net realized capital and foreign currency gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise taxes. The Fund may, on its federal income tax return, treat as a distribution the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed ICTI and net capital gain (“NCG”), respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that the Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income and excise taxes, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s shares.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

FINANCIAL STATEMENTS

The Fund had not commenced operations as of the date of this SAI. Accordingly, no financial information is provided for the Fund. The Fund has adopted the accounting and performance history of the Water Island Long/Short Fund, which operated as a mutual fund. The financial statements of the predecessor mutual fund as of and for the year ended May 31, 2021, are incorporated by reference to the predecessor mutual fund’s most recent Annual Report filed with the SEC. Such report is incorporated herein by reference in reliance upon such report of Ernst & Young LLP, an independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting.

APPENDIX A

Proxy Voting Policies and Procedures

Water Island Capital, LLC

PROXY VOTING

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises.

Policy

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

●	name changes;
●	election of directors;
●	ratification of auditors;
●	maintenance of current levels of directors’ indemnification and liability;
●	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
●	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

●	mergers, acquisitions, restructurings;
●	reincorporations; and
●	changes in capitalization.

Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

●	increased indemnification protections for directors or officers;
●	certain supermajority requirements;
●	unequal voting rights;
●	classified boards;
●	cumulative voting;
●	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
●	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

●	annual elections;
●	independent directors;
●	confidential voting; and
●	proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

●	whether the proposal would potentially dilute the value of outstanding shares;
●	whether the compensation plan has broad-based participation;
●	whether the compensation plan allows for the re-pricing of options; and
●	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may abstain from voting proxies or deviate from the policies stated above in certain situations, including but not limited to:

Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC will vote such shares in the same proportion as the vote of all other holders of such securities.

Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where the cost of voting the proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

●	proxies for securities that trade in countries that impose share blocking periods;
●	proxies for which it might be necessary to hire a translator or travel to a foreign country to vote in person; or
●	proxies for routine matters if the securities are on loan and the income benefit exceeds the benefit of voting.

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interests between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer of director of the company.

In the event of a conflict of interests, WIC will disclose the conflict to its clients and obtain their consent before voting proxies according to its pre-determined policy, engage an independent third party to make a proxy voting recommendation, or suggest that the client engage another party to determine how the proxies should be voted.

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Class Action Lawsuits

WIC has retained a third-party service provider to monitor class actions and make all necessary filings on behalf of WIC’s clients who have delegated this responsibility to WIC. WIC decides whether to participate in class action lawsuits on a case-by-case basis. The portfolio manager responsible for the security is responsible for determining whether to participate in the class action. Factors considered include:

●	the nature of the claim;
●	prospects for recovery;
●	resources required to pursue the claim; and
●	any other relevant factors.

If WIC has not been delegated authority to pursue class actions, WIC will forward class action notices to the client.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (Proxy Edge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via Proxy Edge.

Conflicts of Interest – Employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the CIO or outside legal counsel to determine whether to seek the recommendation of an independent third party or disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients. The CCO will document the steps taken to evidence that the proxy was voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;
(ii)	Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;
(iii)	A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);
(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)	A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through Proxy Edge. The Operations Department also maintains a spreadsheet that documents how WIC voted with respect to proposed mergers.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests are forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.

ALTSHARES TRUST

PART C

Item 28. Exhibits

(a)	(i)	Certificate of Trust(1)

	(ii) (iii)	Certificate of Amendment to the Certificate of Trust(3) Certificate of Amendment to the Certificate of Trust(4)

(b)		Amended and Restated By-laws dated October 8, 2020(4)

(c)		Trust Instrument, Articles IV, V, VI, VII, IX and X, and By-Laws, Articles V, VI, VII and VIII

(d)	(i)	Investment Advisory Agreement between Registrant and Water Island Capital, LLC(2)

	(ii)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Water Island Capital, LLC(4)

(e)	(i) (ii)

ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC(2)

Amendment to the ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC (Filed herewith)

	(iii)	Form of Authorized Participant Agreement(2)

(f)		Bonus, profit sharing or pension plans (Not applicable)

(g)	(i) (ii)

Master Custodian Agreement between Registrant and State Street Bank and Trust Company(2)

Amended and Restated Appendix A to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company(4)

(h)	(i) (ii)

Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company(2)

Amended and Restated Schedule A to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company(4)

(iii) (iv)

Administration Agreement between Registrant and State Street Bank and Trust Company(2)

Amended and Restated Schedule A and Annex I to Administration Agreement between Registrant and State Street Bank and Trust Company(4)

	(v)	Sublicense Agreement between Registrant and Water Island Capital, LLC(2)

(i)		Opinion and Consent of Counsel (Filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm (Filed herewith)

(k)		Financial Statements Omitted from Prospectus (None)

(l)		Letter of Investment Intent(2)

(m)		Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant(2)

(n)		Plan Pursuant to Rule 18f-3 under the 1940 Act (Not applicable)

(o)		Reserved.

(p)	(i)	Amended Code of Ethics of Registrant (Filed herewith)

	(ii)	Amended Code of Ethics of Water Island Capital, LLC (Filed herewith)

(q)		Power of Attorney for Francis X. Tracy and Nancy M. Morris(4)

(1)  Previously filed as exhibits to the Registration Statement filed on September 16, 2019, and incorporated by reference herein.

(2) Previously filed as exhibits to the Registration Statement filed on February 19, 2020, and incorporated by reference herein.

(3) Previously filed as exhibits to the Form 8-A filed on May 4, 2020, and incorporated by reference herein.

(4) Previously filed as exhibits to the Form N-14 filed on June 3, 2021, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Trust Instrument dated June 5, 2019 (the “Trust Instrument”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended. The Registrant’s Trust Instrument provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

In particular, Article IX of the Registrant’s Trust Instrument provide as follows:

Section 1.     LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust or Series, as applicable, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any other person, including any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust or any Series, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust, a Series or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2.     INDEMNIFICATION.

(a)            Subject to the exceptions and limitations contained in subsection (b) below:

(i)            every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)            as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)            No indemnification shall be provided hereunder to a Covered Person:

(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust or Series, as the case may be; or

(ii)            in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)            The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust or Series personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)            To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)            Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.     INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any corporate or other entity, its corporate or other general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon or expenses related thereto from the Assets belonging to the Series.

Section 9 of the Investment Advisory Agreement between the Registrant and Water Island Capital, LLC provides:

(a)            Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person who is an officer, director, employee, or agent of Adviser, and an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund other than pursuant to this Agreement, to be rendering such service as an agent of the Fund or Trust and not as an officer, director, employee, or agent of Adviser, even if paid by Adviser.

(b)            Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the applicable series of the Trust and its assets. Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c)            Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)            Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

Section 6 of the ETF Distribution Agreement between the Registrant and Foreside Financial Services, LLC provides:

6.          Indemnification.

(a)            The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) Distributor serving as distributor for the Trust pursuant to this Agreement; (ii) the allegation of any wrongful act of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in this Agreement; (iii) any claim that the Registration Statement, Prospectus, shareholder reports, and Marketing Materials specifically approved by the Trust and investment adviser or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law; (iv) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (v) the Trust’s failure to comply in any material respect with applicable securities laws.

(b)            The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees or affiliates in connection with its activities as Distributor pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust, in writing, by the Distributor for use in such Registration Statement, Prospectus, shareholder report, information or materials relating to the Funds (as described in section 3(g)) or other information filed by the Trust (as from time to time amended).

In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).

Notwithstanding the foregoing, failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.

(c)            No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.

(d)            The Trust acknowledges and agrees that as part of its duties, Distributor will enter into agreements with certain Authorized Participants (“APs”) for the purchase and redemption of Creation Units (each such agreement an “AP Agreement”). The APs may insert and require that Distributor agree to certain provisions in the AP Agreements that contain certain representations, undertakings and indemnification that are not included in the form-of AP Agreement (each such modified AP Agreement a “Non-Standard AP Agreement).

To the extent that Distributor is requested or required to make any such representations mentioned above in an AP Agreement, and the Trust has approved such AP Agreement in writing, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard AP Agreement; (b) any representations made by the Distributor in any Non-Standard AP Agreement to the extent that the Distributor is not required to make such representations in the form-of AP Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard AP Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard AP Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard AP Agreement.

Item 31.  Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Fund Management” in the Prospectus constituting Part A that is included in this Registration Statement and “Management of the Fund” in the Statement of Additional Information constituting Part B that is included in this Registration Statement.

The information as to the directors and executive officers of Water Island Capital, LLC is set forth in Water Island Capital, LLC’s Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-57341), and is incorporated herein by reference.

Item 32.  Principal Underwriters.

Item 32(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust

2.	2nd Vote Funds

3.	A3 Alternative Credit Fund

4.	AAMA Equity Fund, Series of Asset Management Fund

5.	AAMA Income Fund, Series of Asset Management Fund

6.	Advisers Investment Trust

7.	AltShares Trust

8.	BMO Funds, Inc.

9.	BMO LGM Frontier Markets Equity Fund

10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)

11.	Bow River Capital Evergreen Fund

12.	Conversus StepStone Private Markets

13.	Cook & Bynum Funds Trust

14.	Datum One Series Trust

15.	Diamond Hill Funds

16.	Driehaus Mutual Funds

17.	Emles Trust

18.	Engine No. 1 ETF Trust

19.	FlowStone Opportunity Fund

20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV

21.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV

22.	Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV

23.	Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV

24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

25.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV

26.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV

27.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV

28.	Pax World Funds Series Trust

29.	Pax World Funds Series Trust III

30.	Praxis Mutual Funds

31.	Primark Private Equity Investments Fund

32.	Rimrock Funds Trust

33.	SA Funds – Investment Trust

34.	Sequoia Fund, Inc.

35.	Siren ETF Trust

36.	Simplify Exchange Traded Funds

37.	Zacks Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

Item 33.  Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the addresses below.

Water Island Capital, LLC	State Street Bank and Trust	Foreside Financial Services,
41 Madison Avenue,	Company	LLC
42nd Floor	One Lincoln Street	Three Canal Plaza, Suite 100,
New York, NY 10010	Boston, MA 02111	Portland, ME 04101

Item 34.  Management Services.

Not applicable.

Item 35.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of September, 2021.

ALTSHARES TRUST

By:	/s/ John S. Orrico
John S. Orrico
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ John S. Orrico	Trustee and President	September 15, 2021
John S. Orrico

/s/ Jonathon Hickey	Chief Financial Officer and Treasurer	September 15, 2021
Jonathon Hickey

/s/ Francis X. Tracy*	Trustee	September 15, 2021
Francis X. Tracy

/s/ Nancy M. Morris*	Trustee	September 15, 2021
Nancy M. Morris

*By:	/s/ Fatima Sulaiman

Attorney-in-fact * Pursuant to Powers of Attorney incorporated herein by reference to the Registrant’s Form N-14 filed on June 3, 2021.

EXHIBIT INDEX

Exhibit Number	Description

(e)(ii)	Amendment to the ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(p)(i)	Amended Code of Ethics of Registrant

(p)(ii)	Amended Code of Ethics of Water Island Capital, LLC

XBRL Instance Document	EX-101.INS

XBRL Taxonomy Extension Schema Document	EX-101.SCH

XBRL Taxonomy Extension Definition Linkbase	EX-101.DEF

XBRL Taxonomy Extension Labels Linkbase	EX-101.LAB

XBRL Taxonomy Extension Presentation Linkbase	EX-101.PRE

XBRL Taxonomy Extension Calculation Linkbase Document	EX-101.CAL